SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 21, 1998


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-09781              74-2099724
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


2929 Allen Parkway, Suite 2010, Houston, Texas                  77019
(Address of principal executive offices)                      (Zip Code)


                                 (713) 834-2950
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-34545) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated April 15, 1998, to the Prospectus, dated September 4, 1997, relate to the offering of Continental Airlines, Inc. Pass Through Certificates, Series 1998-2.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONTINENTAL AIRLINES, INC.


                                             By  /s/ Jeffery A. Smisek
                                                 ---------------------
                                                 Jeffery A. Smisek
                                                 Executive Vice President
                                                 and General Counsel

May 4, 1998

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                                  EXHIBIT INDEX

             4.1 Revolving Credit Agreement (1998-2A), dated April 21, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, as Liquidity Provider

             4.2 Revolving Credit Agreement (1998-2B), dated April 21, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, as Liquidity Provider

             4.3 Revolving Credit Agreement (1998-2C), dated April 21, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, as Liquidity Provider

             4.4 Trust Supplement No. 1998-2A, dated April 21, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

             4.5 Trust Supplement No. 1998-2B, dated April 21, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

             4.6 Trust Supplement No. 1998-2C, dated April 21, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated September 25, 1997

             4.7 Intercreditor Agreement, dated April 21, 1998, among Wilmington Trust Company, as Trustee, Westdeutsche Landesbank Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

             4.8 Form of Participation Agreement (Participation Agreement, dated as of April 21, 1998, among Continental Airlines, Inc., Lessee, Caljet LLC, Owner Participant, First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee and Loan Participant -- separate agreement for each of 14 aircraft, each of which is substantially the same)

             4.9 Form of Lease (Lease Agreement, dated as of April 21, 1998, between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee -- separate agreement for each of 14 aircraft, each of which is substantially the same)

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             4.10   Form of Indenture (Trust Indenture and Mortgage, dated as of
                    April 21, 1998, between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee -- separate agreement for each of 14 aircraft, each of which is substantially the same)

             4.11 Form of Trust Agreement (Trust Agreement, dated as of April 21, 1998, between Caljet LLC and First Security Bank, National Association -- separate agreement for each of 14 aircraft, each of which is substantially the same)

             4.12   Form of Equipment  Note,  Series A (separate  Equipment Note
                    relating  to  each  of  14   aircraft,   each  of  which  is
                    substantially the same)

             4.13   Form of Equipment  Note,  Series B (separate  Equipment Note
                    relating  to  each  of  14   aircraft,   each  of  which  is
                    substantially the same)

             4.14   Form of Equipment  Note,  Series C (separate  Equipment Note
                    relating  to  each  of  14   aircraft,   each  of  which  is
                    substantially the same)

             4.15   6.410%   Continental   Airlines  Pass  Through   Certificate
                    1998-2A, Certificate No. 1

             4.16   6.465%   Continental   Airlines  Pass  Through   Certificate
                    1998-2B, Certificate No. 1

             4.17   6.331%   Continental   Airlines  Pass  Through   Certificate
                    1998-2C, Certificate No. 1

             23.1 Consent of Aircraft Information Services, Inc., dated April 10, 1998

             23.2   Consent of BK Associates, Inc., dated April 10, 1998

             23.3   Consent of Morten  Beyer and Agnew,  Inc.,  dated  April 10,
                    1998